UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2012

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Vasagatan 11, 7th floor, SE-111 20,

Box 70381, SE-107 24 Stockholm, Sweden

(Address of principal executive offices, including zip code)

+46 8 587 20 600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 19, 2012, Autoliv, Inc. (the “Company”) issued a press release announcing that it is making a capital expenditure of $33 million to construct a new manufacturing facility in China. A copy of this press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

On October 19, 2012, the Company also issued another press release announcing that it will expand its technical center for active safety and vehicle restraint development in Shanghai, China. A copy of this press release is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) EXHIBITS

99.1	Press Release of Autoliv, Inc. dated October 19, 2012

99.2	Press Release of Autoliv, Inc. dated October 19, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUTOLIV, INC.
Date: October 19, 2012

	By:	/s/ Lars A. Sjöbring
	Name:	Lars A. Sjöbring
	Title:	Group Vice President – Legal Affairs General Counsel and Secretary

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